UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

Aerie Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 Emperor Boulevard, Suite 400
Durham, North Carolina 27703
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (919) 237-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2022, Aerie Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Aerie”), held a special meeting (the “Special Meeting”) of stockholders via live webcast to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 22, 2022, by and among the Company, Alcon Research, LLC, a Delaware limited liability company (“Parent”), and Lyon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Aerie, with Aerie continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

As of October 4, 2022, the record date of the Special Meeting (the “Record Date”), there were a total of 49,390,503 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 33,157,418 shares of Common Stock were represented virtually or by proxy at the Special Meeting; therefore, a quorum was present.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting, each of which was approved, as well as the final voting results of each such matter.

1.	The proposal to adopt and approve the Merger Agreement (the “Merger Agreement Proposal”):

Votes For	Votes Against	Votes Abstained
32,912,387	238,713	6,318

Approval of the Merger Agreement Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock that were issued and outstanding as of the close of business on the Record Date.

2.
The proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”):

Votes For	Votes Against	Votes Abstained
18,380,470	14,706,202	70,746

Approval of the Compensation Proposal required the affirmative vote of a majority of the votes properly cast for and against the Compensation Proposal.

3.
The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”):

Votes For	Votes Against	Votes Abstained
31,215,947	1,918,300	23,171

The Adjournment Proposal was deemed not necessary because there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Parent and the Company, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives, and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of the Company or Parent and potential difficulties in Company employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, and (vii) the outcome of any legal proceedings that have been, or may be, instituted against Parent or against the Company related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by economic, market, business or geopolitical conditions or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business as described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: November 18, 2022	By:	/s/ Peter Lang
Name: Peter Lang
Title: Chief Financial Officer